UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2008
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Credit Company LLC (“Ford Credit”) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (“Form 10-Q Report”) with the Securities and Exchange Commission (“SEC”) on November 7, 2008.  Ford Credit is a participant in the SEC’s voluntary XBRL (“eXtensible Business Reporting Language”) program, and hereby attaches financial information from its Form 10-Q Report formatted in XBRL.

Included in the exhibits hereto is Ford Credit’s Intelligent Financial StatementTM, a supplemental PDF file containing financial information from Ford Credit’s Form 10-Q Report embedded with XBRL financial data in a viewable and printable document. By moving the computer mouse over the data displayed on the computer screen in Ford Credit’s Intelligent Financial StatementTM, users of this exhibit will be able to view pop-up CoreFiling TagTipsTM showing how the data is internally expressed as XBRL.

Users of this data are reminded pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL files is unaudited, and that these documents are not the formal financial statements filed by Ford Credit with the SEC. The purpose of submitting these XBRL-formatted files is to assist the SEC in testing the format and technology, and, as a result, investors should not rely on the attached files, but should instead continue to rely on the information contained in Ford Credit’s Form 10-Q Report when making investment decisions.

 In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including each of the exhibits listed below, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section of the Exchange Act, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: December 16, 2008	By:	/s/	C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation.	Description

EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document